UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 27, 2001
                                               -------------------------------


                              NORTH BANCSHARES, INC.
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             (Exact name of registrant as specified in its Charter)


Delaware                           0-22800                     36-3915073
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(State or other            (commission file number)            (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                  number)



100 West North Avenue, Chicago, Illinois                         60610
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320
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                                   N/A
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          Former name or former address, if changed since last report)


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Item 5.  Other Events

     On March 27, 2001, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

    (a)  Exhibits

         1. Press Release, dated March 27, 2001, regarding transfer of listing from the Nasdaq National Market to the Nasdaq SmallCap market.










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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTH BANCSHARES, INC.
                                                (Registrant)




Date: March 27, 2001                         /S/ Joseph A. Graber
      --------------                         --------------------
                                             Joseph A. Graber
                                             President and
                                             Chief Executive Officer

                              EXHIBIT





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           NORTH BANCSHARES, INC.                      NEWS
           100 West North Avenue Chicago, Illinois 60610 312-664-4320



RELEASE:   IMMEDIATELY

CONTACT:   Joseph A. Graber or Victor E. Caputo or Martin W. Trofimuk
           (312) 664-4320

                         NORTH BANCSHARES, INC. ANNOUNCES
                          MOVE TO NASDAQ SMALLCAP MARKET


         CHICAGO, IL, MARCH 27, 2001, - North Bancshares, Inc., (NASDAQ-NBSI), the holding company for North Federal Savings Bank, today announced that effective March 28, 2001, the Company's common stock will move from the Nasdaq National Market and begin trading on The Nasdaq SmallCap market. The Nasdaq National Market requires a minimum of 400 round lot shareholders (100 shares), along with other requirements such as minimum stock price, market capitalization, public float and market makers, which the Company meets. The Company has approximately 430 shareholders, although only 368 are considered round lot shareholders. The Nasdaq SmallCap Market requires 300 round lot shareholders along with other minimum requirements which the Company meets. The Company's trading symbol and all corporate governance requirements remain the same in so far as distribution of annual reports, annual shareholders meeting, solicitation of proxies, quorum requirements and audit committee requirements.

         North Bancshares, Inc. is the holding company for North Federal Savings Bank. Its common stock is traded on The Nasdaq Stock Market under the symbol "NBSI." North Federal has served the north side of Chicago from its home office in Old Town since 1886. It also operates a branch office in Wilmette IL. For 45 consecutive quarters, the bank has received a five-star superior rating for safety from Bauer Financial Reports, Inc., and is rated one of the best in the nation by Sheshunoff Information Services, Inc. North Federal is proud to support local service and non-profit organizations. Its executives serve on the boards of Lincoln Park Chamber of Commerce, Old Town Chamber of Commerce and the Human Capital Council. Further information is available on its website at www.northfederal.com including prior press releases, SEC filings, company history, and current products, services and interest rates.

         When used in this press release the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project" or similar expressions are intended to identify "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance.

         The Company does not undertake -- and specifically disclaims any obligation -- to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.